[FACE OF CERTIFICATE]

NUMBER
SVN		SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL	SCOPUS VIDEO NETWORK LTD.	SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

This Certifies that is the record holder of
FULLY PAID AND NONASSESSABLE ORDINARY SHARES, NIS 1.4 PAR VALUE, OF

SCOPUS VIDEO NETWORK LTD.
transferable on the books of the Company by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. The Stock evidenced by this Certificate is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation.

Witness the facsimile signatures of the Company’s duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK
(NEW YORK, NY)

TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]

SCOPUS VIDEO NETWORK LTD.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -	_______ Custodian _______
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act _______________
(State)
			UNIF TRF MIN ACT -	_______ Custodian (until age ___ ) _______
				(Cust)	(Minor)
_____________under Uniform Transfers
(Cust)
to Minors Act _________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the ordinary shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _____________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.